UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ____)

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AMBAC FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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Below is a transcript of opinions publicly expressed by Mr. Nader Tavakoli, President and Chief Executive Officer of Ambac Financial Group, Inc. (the “Company”), in response to questions during the Mr. Tavakoli's interview on CNBC on April 29, 2016.
Participants:
Nader Tavakoli, President & CEO, Ambac (“NADER”)
Kate Kelly, CNBC Correspondent (“KATE”)
Kayla Tausche, CNBC Anchor (“KAYLA”)
KAYLA:  JOINING ME NOW IS THE CEO AMBAC.  ONE OF THE LARGEST INSURERS OF PUERTO RICO'S DEBT. AND OUR RESIDENT EXPERT, KATE, IS HERE AS WELL. THANKS TO BOTH OF YOU. NADER, LET'S START WITH YOU. THIS IS THE LARGEST DEFAULT, BUT IT'S CERTAINLY NOT THE FIRST. I UNDERSTAND YOU WON'T BE DIRECTLY AFFECTED BUT WHAT ARE THE INDIRECT AFFECTS OF SOMETHING OF THIS SIZE AND SCALE HAPPENING?
NADER: THANK YOU FOR HAVING ME AGAIN.  AS WE TALKED IN THE PAST, AMBAC IS -- HAS SIGNIFICANT EXPOSURE OF THE ISLAND, ABOUT $2.2 BILLION OF THE NET PAR EXPOSURE AS WE'VE SPOKEN IN THE PAST. THAT'S THE ORIGIN ISSUE AMOUNT OF THE BONDS WE HAVE GUARANTEED.
WE DON'T HAVE ANY EXPOSURE TO THE PAYMENT ON MONDAY.
IT'S UNFORTUNATE AS WE'VE SAID IN THE PAST, WE THINK THE PATH FOR PUERTO RICO IS TOWARD REGAINING CREDIBILITY AND REGAINING ACCESS TO THE MARKETS., AND WE THINK THE BEST  WAY IS CONSENSUAL AGREEMENTS WITH THEIR CREDITORS. AND WE DO THINK THE CREDITOR'S OF THE GDD WHICH IS THE ENTITY THAT OWES MONEY ON MONAY HAVE BEEN IN CONVERSATIONS WITH THE COMMONWEALTH TO TRY AND WORK OUT A DEAL. UNFORTUNATELY, IT DOESN'T LOOK LIKE THEY'RE GOING TO GET ALL THE WAY THERE, AND IT APPEARS THERE'S GOING TO BE A DEFAULT ON MONDAY.
KATE: THE GOVERNOR EFFECTIVELY SAID AS MUCH THE OTHER DAY. IT KIND OF LOOKS HEADED IN THAT DIRECTION.  THE BIG E ISSUE, PERHAPS, IS THE JULY 1ST SET OF PAYMENTS DUE TO WHICH YOU HAVE EXPOSURE OF $2 BILLION. HOW CONCERNED ARE YOU ABOUT THAT GIVEN WHAT WE’RE EXPECTING FOR MONDAY?
NADER:  WE'RE CONCERNED. OF THE $2 BILLION, WE HAVE ABOUT $120 MILLION OF EXPOSURE AND SOME OF THAT HAS D-S-R, DEBT SERVICE RESERVES AGAINST IT, SO IT'S NOT THE FULL $120 THAT WE'RE AT RISK FOR.
BUT, I THINK THE MORE IMPORTANT ISSUE IS THAT DIRECTIONALLY THE GOVERNOR AND HIS ADVISORS SEEM TO HAVE ADOPTED A NARRATIVE OF DEFAULTS. AND UNFORTUNATELY, AS WE’VE SPOKE IN THE PAST, IT SEEMS AS THOUGH THE DEFAULT ON THE APPROPRIATIONS BILL WAS TRAINING WHEELS FOR A BIGGER DEFAULT PICTURE.
WE'RE HOPING THAT BEFORE THE JULY ONE DATE, EITHER CONGRESSMAN BISHOP’S BILL, WHICH WE THINK IS A VERY CONSTRUCTIVE BILL, WILL GET IMPLEMENTED AND/OR AT THE SAME TIME THERE ARE CREDITOR CONVERSATIONS GOING ON ALONG PARALLEL TRACKS, TO TRY TO AND RESTRUCTURE SOME OF THAT DEBT SO THAT THERE'S NOT A UNILATERAL DEFAULT BY THE COMMONWEALTH ON THAT DATE.
KATE: SO THE BISHOP BILL YOU MENTIONED FOR THE MENTION WOULD DO TWO KEY THINGS, ONE ESTABLISH A FINANCIAL CONTROL BOARD OVER PUERTO RICO SIMILAR TO WHAT HAPPENED WITH WASHINGTON D.C. IN THE PAST SUCCESSFULLY. ALSO IT WOULD ALLOW SOME SORT OF RENEGOTIATIONS WITH CREDITORS TO TAKE PLACE, AND THOSE HAVE BEEN A LITTLE BIT CONTROVERSIAL. ARE YOU LARGELY IN SUPPORT OF THE BILL, NADER?
NADER: WE ARE DIRECTIONALLY IN SUPPORT OF THE BILL. WE REALLY APPLAUD CONGRESSMEN BISHOP, CONGRESSMAN RYAN AND DUFFY FOR THE HARD WORK THEY'VE DONE TOGETHER WITH TREASURY TO TRY TO COME UP WITH BIPARTISAN FRAMEWORK, AND WE THINK A VERY CRITICAL PART

OF THAT FRAMEWORK IS THE OVERSIGHT BOARD, THAT'S GOING TO HELP PUERTO RICO CORRECT SOME OF THE FISCAL AND STRUCTURAL IMBALANCES THAT HAVE CAUSED THE CURRENT PROBLEMS.
WE THINK THAT'S REALLY THE MOST IMPORTANT ASPECT OF THIS BILL. BUT WE ALSO RECOGNIZE THERE MAY BE RESTRUCTURING NEEDED AT THE END OF SOME ASSESSMENT PROCESS BY THE CONTROL BOARD AND WE'RE WILLING TO PARTICIPATE AND AGREE TO THAT WITHIN TERMS.
WE DO THINK THE BILL NEEDS CERTAIN TWEAKS. WE'VE BEEN WORKING VERY CLOSELY WITH CONGRESSMAN BISHOP’S STAFF AND OTHERS ON THE HILL TO COME UP WITH THE RIGHT BALANCE. WE THINK PEOPLE NEED TO COMPROMISE. WE THINK CREDITORS NEED TO COMPROMISE, PEOPLE NEED TO NOT LET PERFECTION GET IN THE WAY OF THE GOOD HERE, AND WE THINK WHAT CONGRESSMAN BISHOP IS WORKING TOWARDS IS IN THE DIRECTION OF GOOD.
KATE: THERE'S BEEN A LOT OF ATTENTION TURNED TOWARD PUERTO RICO. HEADLINES AT THE TOP OF THE HOUR ABOUT SOME 600 PLUS CASES OF ZIKA VIRUS IN PUERTO RICO.  THERE'S AN EPISODE OF JOHN OLIVER'S WEEKLY SHOW TALKING ABOUT PUERTO RICO. DO YOU THINK THE PERCEPTION WILL CHANGE, THAT THIS IS A BAILOUT? THAT'S WHAT THE PERCEPTION HAS BEEN IN WASHINGTON SO FAR.
NADER: IT'S UNFORTUNATE. WE THINK THE BAILOUT TALK AND SOME OF THE ADS THAT HAVE APPEARED ON YOUR STATION AS WELL ARE QUITE UNFORTUNATE. WE THINK IT'S A NARROW GROUP OF CREDITORS THAT ARE FUNDING THAT FOR THE MOST PART. AND WE THINK THIS IS FAR FROM A BAILOUT. THERE'S NO TAXPAYER DOLLARS IN CONGRESSMAN BISHOP'S BILL WHATSOEVER, BUT THESE THREE AND A HALF MILLION AMERICANS, THIS IS A PLACE WE'VE CONTROLLED SINCE 1898. WE HAVE A RESPONSIBILITY TO TRY TO MAKE LIFE BETTER FOR THEM, AND WE THINK WE CAN DO THAT WITHOUT ANY TAXPAYER MONEY BEING INVOLVED.  AS FAR AS ZIKA VIRUS IS CONCERNED. IT'S UNKNOWN IT'S IT'S UNFORTUNATE IT'S UNFORTUNATELY. I UNDERSTANDING IS THAT THERE IS SOME CONVERSATION GOING ON ABOUT A ROUND A SPECIAL APPROPRIATION BILL TO ADDRESS ZIKA IN PARTICULAR. I THINK HEALTH CARE IS ONE AREA WHERE WE HAVE AN OBLIGATION TO MAKE SURE PUERTO RICANS ARE TREATED FAIRLY.
KAYLA:  THERE ARE A LOT OF MOVING PARTS IN THIS SITUATION. NADER, KATE, THANKS TO BOTH OF YOU.
KATE: KAYLA CAN I SLIP IN ONE FINAL QUESTION TO NADER? YOU'VE BEEN IN THE MIDST OF A LITTLE BIT OF A PROXY FIGHT WITH CANYON CAPITAL, YOUR FOURTH  LARGEST SHAREHOLDER, THOUGHTS ON WHERE YOU STAND AHEAD OF THE ANNUAL MEETING, MAY 18?
NADER: YEAH. CANYON HAS THEIR OWN AGENDA-THEY ARE TRYING TO DISPLACE OUR CHAIRMAN WHO HAS DONE A PHENOMENAL JOB, ALONG WITH ME, SINCE THE BANKRUPTCY DAYS. WE HAVE HAD REALLY SUBSTANTIAL SUCCESS AT THE COMPANY. WE'VE CREATED $2.5 BILLION OF OPERATING INCOME SINCE THE MAY 2013 EMERGENCE FROM BANKRUPTCY, JUST IN THREE SHORT YEARS. LAST YEAR WE MADE ABOUT $1.2 BILLION OF OPERATING INCOME, ABOUT $25 A SHARE OF OPERATING INCOME. AND WE'VE CREATED A TREMENDOUS FOUNDATION FOR A PROSPEROUS FUTURE FOR THE COMPANY. WHAT CANYON WANTS TO DO, IS TO DO AN EXPEDITED LIQUIDATION OF THE COMPANY FOR THEIR OWN BENEFIT, BECAUSE THEY HAVE CREDITOR CLAIMS THAT ARE 10 TIMES THE SIZE OF THEIR EQUITY. AND WE REALLY THINK IT'S INAPPROPRIATE, AND NOT AN EXAMPLE OF GOOD ACTIVISM AT ALL.
KATE: I KNOW WE'RE OUT OF TIME, JUST FOR CONTEXT THOUGH, THEY HAVE PROPORTIONALLY THE SAME STOCK AS THEY DO BONDS. IS MY UNDERSTANDING. SO, IT'S NOT AS THOUGH THERE’S NECESSARILY A MISMATCH IN THEIR HOLDINGS.
NADER: WELL, IT'S NOT PROPORTIONATE. I MEAN, THEY OWN $35 MILLION OF STOCK AND THEY HAVE ABOUT $375 MILLION OF BONDS.
KATE: RIGHT, BUT IT’S NOT 5% VERSUS 5%.
NADER: RIGHT, BUT IF THEY GET A 10-CENT PAY DOWN ON THE BONDS, THAT'S THE EQUIVALENT OF THEIR STOCK POSITION DOUBLING, AND THAT’S THE WAY WE LOOK AT IT.

KAYLA: MAY 18TH IS THE DATE OF THAT MEETING, NADER THANKS AGAIN AND KATE, THANKS TO YOU AS WELL.
NADER:  THANK YOU SO MUCH
Important Information
Ambac Financial Group, Inc., ("Ambac") filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") on April 20, 2016 in connection with its 2016 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER RELEVANT DOCUMENTS FILED BY AMBAC WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by Ambac at http://ir.ambac.com.
Certain Information Regarding Participants
Ambac, its directors and certain of its officers and other employees may be deemed to be participants in the solicitation of Ambac's stockholders in connection with its 2016 annual meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons can be found in Ambac's definitive proxy statement for its 2016 Annual Meeting, which was filed with the SEC on April 20, 2016. To the extent holdings of Ambac’s securities by such persons have changed since the amounts printed in the 2016 definitive proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with Ambac’s 2016 Annual Meeting. Stockholders may obtain a free copy of the proxy statement and other documents filed by Ambac with the SEC from the sources listed above.
About Ambac
Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company whose subsidiaries, including its principal operating subsidiary, Ambac Assurance Corporation ("AAC"), Everspan Financial Guarantee Corp., and Ambac Assurance UK Limited, provide financial guarantees and other financial services to clients in both the public and private sectors globally. Ambac Assurance, including the Segregated Account of Ambac Assurance (in rehabilitation), is a guarantor of public finance and structured finance obligations. Ambac is also selectively exploring opportunities involving the acquisition and/or development of new businesses. Ambac‘s common stock trades on the NASDAQ Global Select Market under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates to the status of certain primary residential mortgage backed securities litigations. For more information, please go to www.ambac.com.

Contact
Abbe F. Goldstein, CFA
Managing Director, Investor Relations and Corporate Communications
(212) 208-3222
agoldstein@ambac.com
Source: Ambac Financial Group, Inc.

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